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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): January 5, 2007

                             DRESSER-RAND GROUP INC.
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             (Exact name of registrant as specified in its Charter)

              Delaware                 001-32586            20-1780492
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    (State or other jurisdiction      (Commission          (IRS Employer
          of Incorporation)           File Number)      Identification No.)

    1200 W. Sam Houston Parkway N., Houston, Texas           77043
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       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (713) 467-2221

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

ITEM 7.01    REGULATION FD DISCLOSURE

ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

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ITEM 7.01       REGULATION FD DISCLOSURE

                On January 5, 2007, Dresser-Rand Group Inc. (the "Company") issued a press release announcing revised leadership responsibilities for three of its executive officers. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

           (d)  Exhibits

                99.1 Press Release of Dresser-Rand Group Inc. dated January 5, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DRESSER-RAND GROUP INC
                                             (Registrant)


Date: January 5, 2007                        By: /s/ Randy D. Rinicella
                                                 -------------------------------
                                                 Randy D. Rinicella
                                                 Vice President, General Counsel
                                                 and Secretary

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                             DRESSER-RAND GROUP INC.

                                  EXHIBIT INDEX

EXHIBIT NO.     SUBJECT MATTER
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99.1            Press Release of Dresser-Rand Group Inc. dated January 5, 2007.

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